ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2013
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

13. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of the following:

	As of December 31,
	2012	2013	2013
	RMB	RMB	US$
Advances from customers	616	529	87
Accrued payroll and welfare payable	16,251	28,438	4,698
Business tax, value-added tax and other taxes payable	1,287	6,661	1,100
Government grant	—	2,720	449
Others	1,443	2,826	466

Total	19,597	41,174	6,800

Advances from customers represent cash payments received from customers in advance of the delivery of handset design products and services. The advances are applied towards the purchase price and recognized as revenue when the conditions for revenue recognition have been met. Advances from customers are non-interest bearing and refundable if the Group fails to perform.